UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 18, 2017.

RAYONIER INC. RAYONIER INC. 225 WATER STREET SUITE 1400 JACKSONVILLE, FLORIDA 32202 ATTN: LAURA L. DAVIS

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    March 17, 2017

Date:  May 18, 2017        Time:  4:00 PM EDT

Location:  DoubleTree Hotel Jacksonville Riverfront

           1201 Riverplace Blvd.

             Jacksonville, Florida 32207

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
Nominees:
	1a.	Richard D. Kincaid
	1b.	John A. Blumberg
	1c.	Dod A. Fraser
	1d.	Scott R. Jones
	1e.	Bernard Lanigan, Jr.
	1f.	Blanche L. Lincoln
	1g.	V. Larkin Martin
	1h.	David L. Nunes
	1i.	Andrew G. Wiltshire
2.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement.

The Board of Directors recommends you vote 1 year on the following proposal:
3.	To recommend, by non-binding vote, whether the vote of our named executive officers’ compensation should occur every one, two or three years.
The Board of Directors recommends you vote FOR the following proposals:
4.	Approval of the material terms under the Rayonier Non-Equity Incentive Plan, as amended, for purposes of Section 162(m) of the Internal Revenue Code.
5.	Approval of the material terms under the Rayonier Incentive Stock Plan, as amended, for purposes of Section 162(m) of the Internal Revenue Code.
6.	Approval of an annual limit on awards to Non-Employee Directors under the Rayonier Incentive Stock Plan.
7.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2017.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.